Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial statements are based on the separate historical financial statements of Heritage and Alarion after giving effect to the Merger and the issuance of Heritage common stock in connection therewith, and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements.  The unaudited pro forma condensed combined income statements for the nine months ended September 30, 2014 and for the year ended December 31, 2013 are presented as if the Merger had occurred on January 1, 2014 and 2013, respectively.  The historical consolidated financial information has been adjusted to reflect factually supportable items that are directly attributable to the Merger and, with respect to the income statements only, expected to have a continuing impact on consolidated results of operations.    The unaudited pro forma condensed combined financial information has been prepared using the acquisition method of accounting for business combinations under accounting principles generally accepted in the United States (“GAAP”), and the assets acquired, liabilities assumed and consideration exchanged were recorded at estimated fair value as of September 30, 2014 (the “closing date”).  Fair values are preliminary and subject to refinement for up to a year after the closing date of the acquisition.  Heritage is the acquirer for accounting purposes.

The unaudited pro forma condensed combined financial statements do not include all anticipated effects of the costs associated with restructuring or integration activities resulting from the transaction, as they are nonrecurring in nature and not factually supportable at the time that the unaudited pro forma condensed combined financial statements were prepared.  For purposes of preparing the unaudited pro forma condensed combined income statements, direct transaction-related expenses yet to be incurred by both companies have been estimated at $100,000.

The unaudited pro forma condensed combined financial statements are provided for informational purposes only. The unaudited pro forma condensed combined financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the transaction been completed as of the dates indicated or that may be achieved in the future. The preparation of the unaudited pro forma condensed combined financial statements and related adjustments required management to make certain assumptions and estimates. The unaudited pro forma condensed combined financial statements should be read together with:

•

Heritage's separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2013, included in Heritage's Annual Report on Form 10-K for the year ended December 31, 2013;

•

Heritage's separate unaudited historical consolidated financial statements and accompanying notes as of and for the nine months ended September  30, 2014, included in Heritage's Form 10-Q for the nine months ended September, 2014;

•

Alarion’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2013, included in Heritage’s Form S-4 filed on May 30, 2014; and

•	Alarion’s separate unaudited financial information for the nine months ended September 30, 2014, included herein.

The unaudited pro forma condensed combined income statements for the nine months ended September 30, 2014 and for the year ended December 31, 2013 present the consolidated results of operations giving pro forma effect to the following transactions as if they had occurred as of January 1, 2014 and 2013, respectively:

•

The recognition of revenue and expenses expected to be realized and incurred in connection with the Merger for the nine months ended September 30, 2014 and for the year ended December 31, 2013, including not limited to pro forma amortization; the recording of and subsequent accretion of estimated purchase accounting adjustments on loans, deposits, other borrowings, and intangible assets; and the cost savings anticipated from the consolidation of the Alarion back-office into Heritage and the planned closure of one branch location;

•	The issuance of 1,336,414 shares of Heritage common stock in connection with the Merger;
•	The cost savings related to the redemption of Heritage preferred stock converted from Alarion preferred stock in the Merger;
•	The disposition of Alarion’s investments; and
•	The prepayment of Alarion’s Federal Home Loan Bank (“FHLB”) borrowings.

HERITAGE FINANCIAL GROUP, INC. AND SUBSIDIARY
Condensed Consolidated Statements of Income (Unaudited)
For the Nine Months Ended September 30, 2014
(Dollars in Thousands)

	Historical		Pro Forma
Interest income	Heritage	Alarion	Accounting Adjustments		Combined Pro Forma
Interest and fees on loans	$46,965	$7,167	$(54)	(1)	$54,078
Interest on securities	4,703	931	(931)	(2)	4,703
Interest on deposits in other banks and other	73	13	-		86
Total interest income	51,741	8,111	(985)		58,867
Interest expense
Interest on deposits	3,508	1,119	(423)	(3)	4,204
Interest on other borrowings	2,560	451	(451)	(4)	2,560
Total interest expense	6,068	1,570	(874)		6,764
Net interest income	45,673	6,541	(111)		52,103
Provision for loan losses	1,284	50	-		1,334
Net interest income after provision	44,389	6,491	(111)		50,769
Noninterest income
Service charges on deposit accounts	4,558	305	-		4,863
Mortgage banking activities	13,915	2,860	-		16,775
Accretion of FDIC loss-share receivable	(8,077)	-	-		(8,077)
Other	6,651	683	-		7,334
Total noninterest income	17,047	3,848	-		20,895
Noninterest expense
Salaries and employee benefits	30,272	4,522	(639)	(5)	34,155
Equipment and occupancy	6,382	1,225	(450)	(5)	7,157
Advertising and marketing	737	137	(174)	(5)	700
Professional fees	1,420	722	(109)	(5)	2,033
Information services expenses	3,430	740	(80)	(5)	4,090
Loss on sales and write-downs of other real estate owned	433	-	-		433
Gain on sales and write-downs of FDIC-acquired other real estate owned	(128)	-	-		(128)
Foreclosed asset expenses	246	(6)	17	(6)	257
Foreclose FDIC-acquired asset expenses	835	-	-		835
FDIC insurance and other regulatory fees	817	288	-		1,105
Acquisition related expenses	2,696	-	100	(7)	2,796
Deposit intangible expenses	574	-	369	(8)	943
FDIC loss-share clawback expenses	1,390	-	-		1,390
Other operating expenses	5,084	1,316	(120)	(5)	6,280
Total noninterest expense	54,188	8,944	(1,086)		62,046
Income before income taxes	7,248	1,395	975		9,618
Income tax expense	2,174	468	371	(9)	3,013
Net income	5,074	927	604		6,605
Preferred stock dividends and accretion of discount	-	462	(462)	(10)	-
Net income available to common stockholders	$5,074	$465	$1,066		$6,605
Earnings per common share:
Basic earnings per share	$0.68	$0.18			$0.76
Diluted earnings per share	$0.67	$0.18			$0.74
Weighted average-common shares outstanding:
Basic	7,448,329	2,633,208	(1,336,414)	(11)	8,745,123
Diluted	7,622,378	2,633,208	(1,336,414)	(11)	8,919,172

_______________________

Pro forma accounting adjustments:

(1)	Adjustment reflects the amortization of the loan interest rate mark.
(2)	Adjustment reflects the forgone interest from the disposition of acquired investments.
(3)	Adjustment reflects the amortization of the deposit interest rate mark.
(4)	Adjustment reflects the interest savings from the redemption of FHLB borrowings net of the fair value adjustment amortization for the FHLB borrowings.
(5)	Adjustment reflects the cost savings for the consolidation of the Alarion back-office into Heritage and the planned closure of one branch location.
(6)	Adjustment reflects the credit servicing costs of acquired OREO.
(7)	Adjustment reflects additional transaction costs related to the Merger.
(8)	Adjustment reflects the amortization of the core deposit intangible asset.
(9)	Adjustment reflects 38% tax rate on pro forma adjustments.
(10)	Adjustment reflects the cost savings for the redemption of the preferred stock.
(11)	Adjustment reflects the issuance of 1,336,414 shares of Heritage common stock in exchange for (a) 2,633,208 shares of Alarion common stock, and (b) a portion of the preferred stock held by JAM.

HERITAGE FINANCIAL GROUP, INC. AND SUBSIDIARY
Condensed Consolidated Statements of Income (Unaudited)
For the Year Ended December 31, 2013
(Dollars in Thousands)

	Historical		Pro Forma
Interest income	Heritage	Alarion	Accounting Adjustments		Combined Pro Forma
Interest and fees on loans	$59,892	$9,321	$(72)	(1)	$69,141
Interest on securities	5,595	1,066	(1,066)	(2)	5,595
Interest on deposits in other banks and other	164	37	-		201
Total interest income	65,651	10,424	(1,138)		74,937
Interest expense
Interest on deposits	4,077	1,583	(564)	(3)	5,096
Interest on other borrowings	3,308	598	(598)	(4)	3,308
Total interest expense	7,385	2,181	(1,162)		8,404
Net interest income	58,266	8,243	24		66,533
Provision for loan losses	1,735	1,025	-		2,760
Net interest income after provision	56,531	7,218	24		63,773
Noninterest income
Service charges on deposit accounts	5,670	377	-		6,047
Mortgage banking activities	10,509	3,352	-		13,861
Gain on sales of securities	85	89	-		174
Gain on acquisitions	4,188	-	-		4,188
Accretion of FDIC loss-share receivable	(9,293)	-	-		(9,293)
Other	7,255	1,619	-		8,874
Total noninterest income	18,414	5,437	-		23,851
Noninterest expense
Salaries and employee benefits	31,445	6,110	(852)	(5)	36,703
Equipment and occupancy	7,358	1,281	(600)	(5)	8,039
Advertising and marketing	1,170	249	(232)	(5)	1,187
Professional fees	1,416	722	(436)	(5)	1,702
Information services expenses	5,109	836	(320)	(5)	5,625
Loss on sales and write-downs of other real estate owned	406	136	-		542
Gain on sales and write-downs of FDIC-acquired other real estate owned	(969)	-	-		(969)
Foreclosed asset expenses	1,019	403	66	(6)	1,488
Foreclose FDIC-acquired asset expenses	1,386	-	-		1,386
FDIC insurance and other regulatory fees	1,081	389	-		1,470
Acquisition related expenses	1,322	-	2,853	(7)	4,175
Deposit intangible expenses	809	-	369	(8)	1,178
FDIC loss-share clawback expenses	1,237	-	-		1,237
Other operating expenses	6,162	1,738	(480)	(5)	7,420
Total noninterest expense	58,951	11,864	368		71,183
Income before income taxes	15,994	791	(344)		16,441
Income tax expense	4,679	230	(131)	(9)	4,778
Net income	11,315	561	(213)		11,663
Preferred stock dividends and accretion of discount	-	420	(420)	(10)	-
Net income available to common stockholders	$11,315	$141	$207		$11,663
Earnings per common share:
Basic earnings per share	$1.52	$0.05			$1.34
Diluted earnings per share	$1.50	$0.05			$1.32
Weighted average-common shares outstanding:
Basic	7,421,348	2,633,208	(1,336,414)	(11)	8,718,142
Diluted	7,528,246	2,633,208	(1,336,414)	(11)	8,825,040

_______________________

Pro forma accounting adjustments:

(1)	Adjustment reflects the amortization of the loan interest rate mark.
(2)	Adjustment reflects the forgone interest from the disposition of acquired investments.
(3)	Adjustment reflects the amortization of the deposit interest rate mark.
(4)	Adjustment reflects the interest savings from the redemption of FHLB borrowings net of the fair value adjustment amortization for the FHLB borrowings.
(5)	Adjustment reflects the cost savings for the consolidation of the Alarion back-office into Heritage and the planned closure of one branch location.
(6)	Adjustment reflects the credit servicing cost of acquired OREO.
(7)	Adjustment reflects transaction costs related to the Merger.
(8)	Adjustment reflects the amortization of the core deposit intangible asset.
(9)	Adjustment reflects 38% tax rate on pro forma adjustments.
(10)	Adjustment reflects the cost savings for the redemption of the preferred stock.
(11)	Adjustment reflects the issuance of 1,336,414 shares of Heritage common stock in exchange for (a) 2,633,208 shares of Alarion common stock, and (b) a portion of the preferred stock held by JAM.